===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               -------------------


                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                      November 4, 2005 (October 31, 2005)
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                       1-10218               13-3489233
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 1.01 Entry Into a Material Definitive Agreement.


         On October 31, 2005, Collins & Aikman Corporation (the "Company") and certain of its affiliated debtors-in-possession (the "Debtors") entered into an amendment and waiver to its Debtor-in-Possession loan agreement with JPMorgan Chase Bank, N.A. and the other lenders named therein. The amendment and waiver, known as the Second Amendment To And First Waiver Under The Amended And Restated Revolving Credit, Term Loan And Guaranty Agreement (the "Amendment") modifies certain affirmative and negative covenants and includes a waiver of certain defaults, including, among other things, (i) modifying the limitation on capital expenditures to accommodate the customer pricing relief approved by the Bankruptcy Court on October 14, 2005, and allow for non-customer funded capital expenditures, (ii) modifying the borrowing base to include certain inventory located in Canada and accounts receivable denominated in Canadian dollars and
(iii) incorporating the customer pricing relief approved by the Bankruptcy Court on October 14, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 4, 2005


                                   COLLINS & AIKMAN CORPORATION

                                   By: /s/ Tim Trenary
                                       ----------------------------------
                                       Name:    Tim Trenary
                                       Title:   Treasurer